UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2005

Foot Locker, Inc.

(Exact Name of Registrant as Specified in its Charter)

New York (State or other Jurisdiction of Incorporation)	1-10299 (Commission File Number)	13-3513936 (I.R.S. Employer Identification No.)

112 West 34th Street, New York, New York (Address of Principal Executive Offices)		10120 (Zip Code)

Registrant’s telephone number, including area code: 212-720-3700

Former Name/Address

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition

On August 18, 2005, Foot Locker, Inc. issued a press release announcing its operating results for the second quarter of 2005. A copy of the press release is furnished as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits
99.1	Press Release of Foot Locker, Inc. dated August 18, 2005 reporting operating results for the second quarter of 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC. (Registrant)
Date: August 18, 2005	By:	/s/ Bruce L. Hartman
Executive Vice President and Chief Financial Officer